SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Tower Tech, Inc.
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5)  Total fee paid: __________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:  _________________________________________
         2)  Form, Schedule or Registration Statement No.:  ___________________
         3)  Filing Party:  ___________________________________________________
         4)  Date Filed:  _____________________________________________________

                                TOWER TECH, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 24, 2000

To the Stockholders of Tower Tech, Inc.:



     The Annual Meeting of Stockholders of Tower Tech, Inc. (the "Company") will be held on May 24, 2000, at 10:30 a.m. (local time), at 11935 South I-44 Service Road, Oklahoma City, Oklahoma. The items of business to be considered are:

        1.       The election of three directors;

        2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for 2000; and

        3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         The close of business on April 17, 2000 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. SHOULD YOU ATTEND, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            ss/HAROLD CURTIS
                                            ----------------------
                                            Harold Curtis, Chairman

April  24, 2000

                                TOWER TECH, INC.

                          11935 South I-44 Service Road

                          Oklahoma City, Oklahoma 73173

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tower Tech, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company on May 24, 2000, at 10:30 a.m. (local time), at 11935 South I-44 Service Road, Oklahoma City, Oklahoma. The approximate date on which the Proxy Statement and enclosed form of proxy have been mailed to stockholders is April 24, 2000.

General Information

         Stockholders of record at the close of business on April 17, 2000 will be entitled to notice of the Annual Meeting and to vote the shares of common stock, par value $.001 per share (the "Common Stock"), held by them on such date at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be open for inspection by any stockholder at the offices of the Company during normal business hours for a period of at least ten business days before the Annual Meeting. On April 17, 2000, there were 3,576,311 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

         If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card will vote in favor of the matters presented in this Proxy Statement, and as recommended by the Board of Directors with regard to all other matters. A stockholder may revoke his or her proxy at any time before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy will be suspended if the stockholder attends the Annual Meeting in person and requests to vote at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

         The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock entitled to vote as of the record date will constitute a quorum, and the affirmative vote of a majority of the shares represented at the meeting will be required to approve all of the proposals set forth herein. Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the meeting. Neither the corporate law of the State of Oklahoma (the state in which the Company is incorporated), nor the Company's Certificate of Incorporation or Bylaws has any specific provisions regarding treatment of abstentions and broker non-votes. It is the Company's policy (i) to count abstentions and broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting; (ii) to treat abstentions as shares represented at the Annual Meeting and voting against a proposal and to disregard broker non-votes in determining results on proposals requiring a majority vote; and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

         The Board of Directors recommends that the stockholders vote for each of the nominees for director and the other proposal presented in this Proxy Statement. The enclosed proxy is solicited on behalf of the Board of Directors.

Voting Securities and Principal Holders Thereof

         The following table sets forth certain information regarding beneficial ownership of the Company's voting securities by (i) each person who is known by the Company to own beneficially more than 5% of any class of the Company's voting securities, (ii) each director and nominee of the Company, (iii) the named Chief Executive Officer and President, and (iv) by all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares, except to the extent spouses share authority under applicable law.



                                         Shares Beneficially   Percent of Class
                                                Owned

                                       ---------------------- ------------------

Harold Curtis                                    1,536,864-1          42.6
12312 Swanhaven Drive
Oklahoma City, Oklahoma  73170

Leon A. Poag & Patty Poag, JTWROS                      100               *
11604 South Linn Avenue
Oklahoma City, Oklahoma  73170

Lincoln E. Whitaker                                  1,500               *
6820 NW 63rd Street
Oklahoma City, Oklahoma  73008

Robert A. Brink                                        400-2             *
11008 Wineview
Oklahoma City, Oklahoma  73170

Micah L. Curtis                                     67,786-3            1.9
12700 Meadow Crest Drive
Oklahoma City, Oklahoma 73170

Charles D. Whitsitt                                  9,600-4             *
517 Cheswick Court
Norman, OK  73072

Mark E. Brady, Robert J. Suttman, II,
Ronald L. Eubel,                                   397,872-5           11.0
Bernie Holtgreive, William Hazel,
Eubel Brady & Suttman Asset Management, Inc.
7777 Washington Village Drive, Suite 210
Dayton, Ohio 45459

All executive officers and directors a
a group (7 persons)                               1,616,250            44.8






     *      Less than one percent.

         1 Includes (i) 359,921 shares of Common Stock which are owned directly by Carolyn Curtis, Mr. Curtis' wife, over which Mr. Curtis disclaims beneficial ownership, (ii) 793,600 shares which are owned directly by the Curtis Family Limited Partnership, of which Mr.Curtis is the general partner, and (iii) 19,200 shares of common stock issuable upon the exercise of exercisable options within 60 days.

         2 Mr. Brink owns all shares as custodian for his minor children. Mr. Brink disclaims beneficial ownership of the shares.

         3 Includes 4,800 shares of common stock issuable upon the exercise of exercisable options within 60 days.

         4  9,600  shares  of  common  stock   issuable  upon  the  exercise  of
            exercisable options within 60 days.

         5 Mark E. Brady and Ronald L. Eubel beneficially own 397,872 shares of Common Stock and share the power to vote and dispose of 397,872 shares of Common Stock. Bernie Holtgreive, William Hazel and Eubel Brady & Suttman Asset Management, Inc. beneficially own 330,872 shares of Common Stock and share the power to vote and dispose of 330,872 shares of Common Stock. Robert J. Suttman, II beneficially owns 400,729 shares of Common Stock and shares the power to vote and dispose of 397,872 shares of Common Stock and also has the sole power to vote and dispose of 2,857 additional shares of Common Stock

                              ELECTION OF DIRECTORS

         The Board of Directors consists of three members. The Board of Directors has nominated Harold Curtis, Lincoln E. Whitaker, and Leon A. Poag to be elected at the Annual Meeting, each to serve for a term of one year until the next annual meeting of stockholders. Each of the nominees is presently a member of the Board, and each nominee has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, which is not anticipated, the persons named as proxies will vote the shares represented by all valid proxy cards for such substitute nominees as the Board of Directors recommends.

         Information concerning the nominees for director is set forth below, together with information concerning executive officers of the Company.

      Name                    Age            Position

DIRECTOR NOMINEES

Harold Curtis                  56      Chairman of the Board of Directors,
                                       Chief Executive Officer
Lincoln E. Whitaker            57      Director
Leon A. Poag                   69      Director

EXECUTIVE OFFICERS

Robert Brink                   45      President
Micah L. Curtis                28      Vice President
Charles D. Whitsitt            52      Treasurer and Chief Financial Officer
Patty Poag                     55      Secretary

     Harold Curtis is Chairman of the Board and Chief Executive Officer of the Company, positions he has held at various times since he founded the Company in 1984. Mr. Curtis also served as President of the Company from 1984 until November 1996. Before founding the Company, Mr. Curtis owned and operated Curtiscore, Inc., a plastic thermo-forming company that he founded in 1981 and sold in 1984. From 1974 through January 1981, Mr. Curtis owned and operated Midwest Tower Services, Inc. in Chickasha, Oklahoma. Midwest Tower Services, Inc. performed cooling tower repairs, upgrades, rebuilds, maintenance and other services in the central, southwest and gulf coast regions of the United States. Mr. Curtis sold Midwest Tower Services, Inc. in January 1981. Mr. Curtis has been engaged in various aspects of the cooling tower industry since 1965.

         Lincoln E. Whitaker has served as a director of the Company since September, 1993. Since 1985, Mr. Whitaker has been the president and a director of R&B Enterprises, Inc., a company located in Bethany, Oklahoma involved in mechanical equipment sales, sheet metal equipment sales, temperature control contracting and energy management contracting. Prior to this time, Mr. Whitaker was employed in various engineering and sales capacities with Carrier Corporation and Frick Company. Mr. Whitaker is an associate member of the American Society of Heating, Refrigeration and Air Conditioning Engineers. He holds a Bachelor of Science degree in mechanical engineering from the University of Oklahoma.

         Leon A. Poag has been a director of the Company since April, 1995. For more than twenty years, Mr. Poag has been a director of Poag Grain, Inc. in Chickasha, Oklahoma, and also serves as an advisory director of Pro-Ag Chem, Inc. in Chickasha. He is a member of and has held various offices with the Oklahoma Plant Food Educational Society, Inc., the Oklahoma Grain and Feed Association, the Chickasha Chamber of Commerce and various other civic and charitable organizations.

         Robert Brink became President of the Company in November, 1996 after holding various sales management positions with the Company since 1995. From 1989 until he joined the Company, Mr. Brink was the owner of Government Finance Corporation, a public finance consulting firm which he founded. Prior to 1989, Mr. Brink held various management and sales positions with companies engaged in the public and private finance fields. Mr. Brink holds a Bachelor of Science degree from the Oral Roberts School of Business.

         Micah L. Curtis became the Vice President of the Company in 1999, after serving in various positions with the Company since 1984. From 1984 to 1989, Mr. Curtis was involved in field construction, bid estimation, telemarketing and tower sales. Mr. Curtis received a Bachelor of Business Administration degree from Evangel College, Springfield, Missouri, in 1993. Since 1993 he has acted as Western Regional Sales Manager and Concrete Tower Sales Manager. Currently, Mr. Curtis is involved in all aspects of the business, with a focus on new industrial tower sales -- specifically in the chemical and oil refining industries.

     Charles D. Whitsitt became Chief Financial Officer of the Company in August, 1994. From October, 1990 until August 1994, he was the Vice President of Finance and Administration and the Chief Financial Officer of Best Video, Inc., a regional distributor of home videos and video games. Since 1979, Mr. Whitsitt has been a director and the secretary of Race Horses, Inc., the developer of Blue Ribbon Downs pari-mutual horse racing track in eastern Oklahoma. Mr. Whitsitt earned a Bachelor of Business Administration degree in Accounting from the University of Oklahoma in 1972 and is a Certified Public Accountant.

         Patty Poag has served as Secretary of the Company since August, 1999. Among her other duties, she is Administrative Assistant to the Chief Executive Officer and to the President. Ms. Poag earned a Bachelor of Science degree in Business Administration from the University of Science & Arts in Chickasha, Oklahoma in 1998.

         The Company has an Audit Committee, the members of which are Messrs. Curtis, Whitaker and Poag. The principal duties of the Audit Committee are to select the Company's independent accountants, discuss and review with the independent accountants the audit plan, auditor's report and management letter and the Company's accounting policies, review the accounting procedures and internal control procedures recommended by the Company's independent accountants, and review all related party transactions involving the Company to determine their fairness and appropriateness from the Company's point of view. The Company does not have standing Nominating or Compensation Committees.

         During 1999, the Board met on one occasion and took written actions in lieu of meetings on four occasions. During 1999, the Audit Committee met on one occasion. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board on which he served. Mr. Harold Curtis, Chairman of the Board of the Company, is the father of Micah L. Curtis, Vice President of the Company. Leon A. Poag, director, is husband of Patty Poag, secretary of the Company. There are no other family relationships among any of the executive officers and directors of the Company.

         The Company pays a $300 meeting fee to directors and reimburses them for their expenses incurred in attending meetings.

         Section 16(a) Reporting

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10 percent of the Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and to provide copies of those reports to the Company. Based solely on the Company's review of the forms it has received, the Company believes that all of its officers and directors have complied with all filing requirements applicable to them with respect to transactions during 1999.

                              CERTAIN TRANSACTIONS

         R & B Enterprises, an affiliate of Lincoln E. Whitaker who is a director of the Company, is an independent sales representative of the Company. As a sales representative, R & B Enterprises purchases products from the Company for resale and sells products as an agent for the Company on a commission basis on the same terms as other domestic sales representatives. During 1999 and 1998, R & B Enterprises purchased $12,652 and $16,760, respectively, of products from the Company and earned $31,627 and $14,255, respectively, in sales commissions.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the annual compensation of Mr. Curtis, the Company's Chief Executive Officer, and Robert Brink, the Company's President, during the last three fiscal years. During these periods, no other executive officer of the Company received total salary and bonus compensation in excess of $100,000. Except as shown in the table, the Company did not grant any restricted stock awards, stock options or stock appreciation rights or make any long-term incentive plan payouts to Messrs. Curtis or Brink during the fiscal years indicated, nor did either of them receive any other benefits valued in excess of 10 percent of their annual salary.

                           SUMMARY COMPENSATION TABLE

                           Annual Compensation          Long-Term Compensation
--------------------------------------------------------------------------------
                                                          Securities Underlying
Name and Principal Position    Fiscal Year    Salary            Options
--------------------------------------------------------------------------------
Harold Curtis
Chairman and CEO                1999         $130,769                  0
                                1998         $147,692                  0
                                1997         $134,810                  0

Robert Brink
President                       1999         $ 90,769                  0
                                1998         $107,692                  0
                                1997         $105,224                5,600




                        Stock Option Grants and Exercises

     During fiscal year 1999, no options were granted to or exercised by Messrs. Curtis or Brink.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                     Sharers             Number of Securities Underlying
                    Acquired                Unexercised Options Held at
                       On      Value            November 30, 1999
                    Exercise  Realized
                      (#)       ($)

                                          Exercisable (#)    Unexercisable (#)
Name

Harold Curtis          0       $0.00              19,200               0
-------------
Robert Brink           0       $0.00              16,000               0
-------------


(Stock Option Grants and Exercises
Table, continued)

                                                 Value of Unexercised
                                                In-the-Money Options at
                                                   November 30, 1999


Name
                                            Exercisable ($)    Unexercisable ($)
Harold Curtis
-------------                                   $0.00                 $0.00
Robert Brink
-------------                                   $0.00                 $0.00



                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed the independent public accounting firm of PricewaterhouseCoopers LLP as the Company's independent accountants for 2000. Stockholders are being asked to ratify this action, and proxies solicited on behalf of the Board of Directors will be voted for ratification of PricewaterhouseCoopers LLP as the Company's independent accountants unless otherwise specified.

         Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants is not required by the Company's bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its Stockholders.

         A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting. The representative will have an opportunity to make a statement, if he desires to do so, and to answer appropriate questions. PricewaterhouseCoopers LLP has served as the Company's independent accountants since 1993.

                                OTHER INFORMATION

Cost of Proxy Solicitation

         The Company will bear the cost of soliciting proxies. In addition to solicitation by mail, arrangements have been made with brokerage houses, nominees, and other custodians and fiduciaries to send proxy material to their principals and the Company will reimburse them for their expenses in doing so. Proxies also may be solicited personally or by telephone or telegraph. All such solicitations will be made by officers or other employees of the Company who will not receive extra compensation for their solicitation efforts.

Additional Matters

         While the notice for the meeting calls for the transaction of any other business as may be properly presented, management is not aware of any business to be submitted at the meeting which is not described in this Proxy Statement. If any other business is properly presented, the persons named in the proxy will act according to their best judgment on behalf of the stockholders they represent.

Stockholders' Proposals

         If a stockholder wishes to present a proposal at the next Annual Meeting of Stockholders, such proposal must be received by the Company at its office at 11935 South I-44 Service Road, Oklahoma City, Oklahoma 73173, prior to December 11, 2000.

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTPAID ENVELOPE.

                                      PROXY

                                TOWER TECH, INC.

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 24, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles D. Whitsitt and Patty Poag, or either of them, as proxies, each with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Tower Tech, Inc. held of record by the undersigned on April 17, 2000, at the Annual Meeting of Stockholders to be held on May 24, 2000, or any adjournment thereof.

         1.  Election of Directors.
             ---------------------

         |_| For all nominees listed below (except as marked to the contrary below).

         |_| Withhold authority to vote for all nominees listed below.

     (INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE FOR ANY  INDIVIDUAL  NOMINEE
      STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                                  Harold Curtis

                               Lincoln E. Whitaker

                                  Leon A. Poag


          2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Company's Independent Accountants for 2000.
              ------------------------------------------------------------------

              |_| For                   |_|  Against               |_|  Abstain


         3. In their discretion, the proxies are authorized to vote upon suc other business as may properly come before the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2000. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE THEREOF.

         The undersigned hereby acknowledges receipt of the Proxy Statement and hereby expressly revokes any and all proxies heretofore given or executed by him with respect to the shares represented by the proxy.

         Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the name of the legal entity by authorized person.

         Dated this ____ day of _____________________, 2000.



                                           ------------------------------------
                                           Signature

                                            -----------------------------------
                                            Signature

(Please sign, date and return promptly using the enclosed envelope.)